FIRST EAGLE FUNDS

First Eagle High Yield Fund

1345 Avenue of the Americas
New York, New York 10105
(800) 334-2143

SUPPLEMENT DATED JANUARY 2, 2014
TO PROSPECTUS DATED MARCH 1, 2013

The Fees and Expenses section and Example relating to the High Yield Fund are replaced by the following. This Supplement does not relate to, or change in any way, information relating to the other First Eagle Funds.

Fees and Expenses of the High Yield Fund

The following information describes the fees and expenses you may pay if you buy and hold shares of the High Yield Fund.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $100,000 in the Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 74 and 80, respectively.

	CLASS A	CLASS C	CLASS I
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	4.50	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	None	1.00	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Management Fees	0.70	0.70	0.70

Distribution and Service (12b-1) Fees	0.25	1.00	None

Other Expenses*	0.18	0.18	0.18

Total Annual Fund Operating Expenses (%)	1.13	1.88	0.88

*	Other expenses have been restated as of the date of this supplement. Other expenses shown reflect actual expenses from the Fund’s fiscal year ended October 31, 2013.

Example

This example is intended to help you compare the cost of investing in the High Yield Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

SHARE STATUS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A
Sold or Held	$560	$793	$1,044	$1,763

Class C (shares have a one year contingent deferred sales charge)
Sold	$291	$591	$1,016	$2,201

Held	191	591	1,016	2,201

Class I
Sold or Held	$90	$281	$488	$1,084

*  *  *  *

The information in this Supplement modifies the First Eagle Funds Prospectus dated March 1, 2013. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in that section of the Prospectus entitled “First Eagle High Yield Fund–Fees and Expenses of the High Yield Fund.”